                                                                   Exhibit 24.01


                               POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Clark and Edward J. Gildea and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 of Kellogg Company relating to the 1993 Kellogg Employee Stock Ownership Plan to be filed with the Securities and Exchange Commission, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


         This 22nd day of April 1994.




          /s/ NORMAN A. BROWN                                  /s/ J. RICHARD MUNRO
- -----------------------------------------------    ------------------------------------------------
              Norman A. Brown                                      J. Richard Munro


         /s/  CLAUDIO X. GONZALEZ                              /s/ HAROLD A. POLING
- -----------------------------------------------    ------------------------------------------------
              Claudio X. Gonzalez                                  Harold A. Poling


         /s/  GORDON GUND                                     /s/  DONALD RUMSFELD
- -----------------------------------------------    ------------------------------------------------
              Gordon Gund                                          Donald Rumsfeld


         /s/  WILLIAM E. LAMOTHE                              /s/  TIMOTHY P. SMUCKER
- -----------------------------------------------    -----------------------------------------------
              William E. LaMothe                                   Timothy P. Smucker


         /s/  RUSSELL G. MAWBY                                /s/  DOLORES D. WHARTON
- -----------------------------------------------    -----------------------------------------------
              Russell G. Mawby                                     Dolores D. Wharton


         /s/  ANN MCLAUGHLIN
- -----------------------------------------------
              Ann McLaughlin